UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

COPART, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway

Suite 300

Dallas, Texas 75254

(Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CPRT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance & Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CEO Transition

On June 29, 2026, Copart, Inc. (the “Company”) announced that its Board of Directors (the “Board”) appointed A. Jayson Adair, the Company’s current Executive Chairman, as Chief Executive Officer and principal executive officer (the “CEO Transition”), effective as of July 31, 2026 (the “Transition Date”). Mr. Adair succeeds Jeffrey Liaw, who will step down as Chief Executive Officer and principal executive officer and will resign from the Board, each effective as of the Transition Date. Mr. Liaw’s decision to resign was not the result of any disagreement with the Company regarding its financial reporting, policies or practices.

The Company has previously disclosed the biographical information of Mr. Adair in its filings with the Securities and Exchange Commission (“SEC”), and there are no material changes to such information. There are no arrangements or understandings between Mr. Adair and any other person pursuant to which Mr. Adair was selected as Chief Executive Officer. Mr. Adair is the son-in-law of Wills J. Johnson, the Company’s Chairman of the Board. Except as disclosed in the section entitled “Related Person Transactions and Delinquent Section 16(a) Reports” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 24, 2025, which disclosure related to Mr. Adair is incorporated herein by reference, Mr. Adair does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Transition and Separation Agreement and General Release

In connection with the CEO Transition, the Board approved, and the Company and Mr. Liaw entered into a Transition and Separation Agreement and General Release, dated June 25, 2026 (the “Transition Agreement”). The Transition Agreement provides that, commencing on the Transition Date, Mr. Liaw will become a Senior Advisor to Jay Adair and will provide customer-focused transition services to the Company until July 31, 2027 (as such date may be extended, the “Separation Date”). The period between the Transition Date and the Separation Date is referred to as the “Transition Period.”

Subject to timely execution and non-revocation of the Transition Agreement (which includes a general release), the Transition Agreement provides that Mr. Liaw will be entitled to receive (i) a lump sum payment equal to $450,000, less applicable tax withholding, and (ii) $200,000 during the Transition Period, less applicable tax withholding. In addition, the Company has agreed to waive the 10-year holding period applicable to the restricted stock units granted to Mr. Liaw on April 1, 2022 and to eliminate the price hurdles applicable to the performance-based portion of stock options granted to Mr. Liaw on March 9, 2021 and April 1, 2022, each effective as of the Transition Date. In addition, the Company has agreed to pay Mr. Liaw his fiscal 2026 bonus in accordance with the Company’s executive bonus plan and provide Mr. Liaw with 20 hours of private aircraft usage. Mr. Liaw’s existing equity awards will continue to vest during the Transition Period.

Subject to timely execution and non-revocation of the post-employment release, and provided that Executive’s employment is not terminated under certain circumstances prior to the Separation Date, Mr. Liaw is entitled to receive (i) $250,000, less applicable tax withholding, (ii) an extension of the post-termination exercise period of his unexercised stock options to the earlier of (x) the tenth (10th) anniversary of the applicable date of grant and (y) two years from the Separation Date (the “Option Amendment”), (iii) full accelerated vesting of Mr. Liaw’s then-remaining outstanding Company equity awards (which fully vest on or before April 1, 2027) and (iv) any remaining payments or benefits described in the foregoing paragraph that have not already been paid or provided. If the Company terminates Mr. Liaw’s services other than due to a Disqualifying Reason (as defined in the Transition Agreement), the Option Amendment shall extend the post-termination exercise period of his unexercised stock options to the earlier of (x) the tenth (10th) anniversary of the applicable date of grant and (y) April 1, 2032.

As consideration for these severance benefits, Mr. Liaw will be required to comply with his obligations under the Transition Agreement, including confidentiality, non-competition, non-disparagement and non-solicitation obligations.

The foregoing descriptions of the Transition Agreement and Omnibus Amendment to Award Agreements do not purport to be complete and are qualified in their entirety by reference to the text of the Transition Agreement and Omnibus Amendment to Award Agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On June 29, 2026, the Company issued a press release announcing the leadership changes described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Transition and Separation Agreement and General Release, dated June 25, 2026, by and between the Company and Jeffrey Liaw

10.2	Omnibus Amendment to Award Agreements under the Copart, Inc. 2007 Equity Incentive Plan, dated June 25, 2026, by and between the Company and Jeffrey Liaw

99.1	Press release, dated June 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

Dated: June 29, 2026

	By:	/s/ Leah Stearns
Leah Stearns, Chief Financial Officer (Principal Financial and Accounting Officer and duly Authorized Officer